UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 29, 2007
AMERICA FIRST TAX EXEMPT INVESTORS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24843 (Commission File Number)	47-0810385 (IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (402) 444-1630
Not applicable
(Former name, former address and former fiscal year, if applicable)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Enter into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Second Amended and Restated Agreement of Limited Partnership
Second Amended and Restated Agreement of Limited Partnership
Second Amended and Restated Agreement of Limited Partnership
Second Amended and Restated Agreement of Limited Partnership
Second Amended and Restated Agreement of Limited Partnership
Second Amended and Restated Agreement of Limited Partnership
Guaranty

Item 1.01. Enter into a Material Definitive Agreement.
     In connection with its acquisition of limited partnership interests as described in Item 2.01 of this report on Form 8-K, on June 29, 2007, America First LP Holding Corp. (the “LP Buyer”), a Nebraska corporation and wholly-owned subsidiary of America First Tax Exempt Investors, L.P., a Delaware limited partnership (the “Registrant”) entered into six separate amended and restated agreements of limited partnership (the “Partnership Agreements”) with respect to the partnerships described in Item 2.01, the entirety of which is incorporated by reference into this Item 1.01. Copies of each of the Partnership Agreements are attached hereto as Exhibits 10.1 through 10.6.
     In addition, the Registrant has entered into a Guaranty, dated June 29, 2007, in favor of JP Morgan Chase Bank, N.A. (“JP Morgan”) under which the Registrant has guaranteed the payment of certain exceptions from the nonrecourse provisions and certain environmental obligations in connection with a first mortgage loan evidenced by that certain $19,920,000 Note, dated June 29, 2007, from the Partnerships to JP Morgan identified in Item 2.01 below. A copy of the Guaranty is attached hereto as Exhibit 10.7.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On June 29, 2007, America First LP Holding Corp. (the “LP Buyer”), a Nebraska corporation and wholly-owned subsidiary of America First Tax Exempt Investors, L.P., a Delaware limited partnership (the “Registrant”), acquired the limited partner interests in six Ohio limited partnerships known as Crescent Village Townhomes Limited Partnership, Eagle Ridge Townhomes Limited Partnership, Meadowbrook Apartments Limited Partnership, Post Wood Townhomes Limited Partnership, Post Woods Townhomes II Limited Partnership and Willow Bend Townhomes Limited Partnership (the “Partnerships”). The former limited partners of the Partnerships which sold their interests to LP Buyer are Boston Financial Institutional Tax Credits II, a Limited Partnership, Boston Financial Institutional Tax Credits III, a Limited Partnership, Boston Financial Institutional Tax Credits IV, a Limited Partnership, each a Massachusetts limited partnership, and SLP, Inc., a Massachusetts corporation (the “Withdrawing Limited Partners”). The LP Buyer also acquired a portion of the interest in each of the Partnerships from the withdrawing general partner of the Partnerships, Joint Development & Housing Corporation, an Ohio corporation (the “Withdrawing General Partner”), which interests became additional limited partner interests in the Partnerships upon acquisition by LP Buyer. As a result, LP Buyer became the sole limited partner of each of the Partnerships with a 99% interest in each Partnership.
     The remaining interest of the Withdrawing General Partner in each of the Partnerships was acquired by Atlantic Development GP Holding Corp., a Nebraska corporation and wholly-owned subsidiary of Atlantic Development, LLC, a Maine limited liability company (the “GP Buyer”). As a result, GP Buyer became the sole general partner of each of the Partnerships with a 1% interest in each Partnership.
     The purchase price paid by LP Buyer for the limited partnership interests in the Partnerships, net of existing debt held by the Partnerships, was approximately $9,220,390. The Registrant lent LP Buyer an amount necessary for it to acquire the limited partnership interests in the Partnerships. Upon completion of the acquisition of the partnership interests in the Partnerships, the Partnerships collectively borrowed $19,920,000 from JP Morgan in order to refinance their existing mortgage loans. A portion of the loan proceeds in excess of the amount required to repay the existing Partnership mortgage loans was distributed to LP Buyer which used these funds to repay approximately $3,850,000 of the loan from the Registrant. Each of the Partnerships owns and operates a multifamily apartment complex, four of which are located in Ohio and two of which is located in Kentucky (the “Properties”). The Registrant expects that each of the Properties will eventually be financed with tax exempt mortgage bonds meeting the Registrant’s investment criteria and, at the time such financing is obtained the Properties will be sold and the Registrant’s loan to LP Buyer repaid in full.
     There is no affiliation between the Registrant and LP Buyer, on one hand, and any of the Withdrawing Limited Partners or the Withdrawing General Partner LPs, on the other hand. There is no affiliation between Registrant and LP Buyer, on the one hand, and Atlantic Development, LLC or GP Buyer, on the other hand, except that Atlantic Development acted as a real estate advisor in connection with the transaction and was paid a customary fee by the Registrant upon the closing of the transaction. An affiliate of the Registrant’s general partner will act as the property manager for each of the Properties while they are owned by the Partnerships and will earn a market rate fee in connection therewith.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired

The financial statements required by this item will be filed by amendment to this current report no later than 71 calendar days after June 29, 2007.

(b)	Pro forma financial information

The pro forma financial information required by this item will be filed by amendment to this current report no later than 71 calendar days after June 29, 2007.

(d)	Exhibits

10.1	Second Amended and Restated Agreement of Limited Partnership of Crescent Village Townhomes Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner).

10.2	Second Amended and Restated Agreement of Limited Partnership of Eagle Ridge Townhomes Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner).

10.3	Second Amended and Restated Agreement of Limited Partnership of Meadowbrook Apartments Limited Partnership, dated June 29, 2007, by and between Atlantic

Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner).

10.4	Second Amended and Restated Agreement of Limited Partnership of Post Wood Townhomes Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner).

10.5	Second Amended and Restated Agreement of Limited Partnership of Post Woods Townhomes II Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner).

10.6	Second Amended and Restated Agreement of Limited Partnership of Willow Bend Townhomes Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner).

10.7	Guaranty, dated June 29, 2007, of Registrant in favor of JP Morgan Chase Bank, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 5, 2007

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.

By:	America First Capital Associates Limited Partnership Two, its general partner

By:	The Burlington Capital Group, LLC,
its general partner

By:	/s/ Michael J. Draper

Michael J. Draper, Chief Financial Officer